EXHIBIT 99(e)

CUSIP No. 22662K 20 7

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of October 31, 2013.

OCM GW HOLDINGS, LLC

By: OCM Principal Opportunities Fund III, L.P.
Its: Managing Member

By: OCM Principal Opportunities Fund III GP, L.P.
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OCM PRINCIPAL OPPORTUNITIES FUND III, L.P.

By: OCM Principal Opportunities Fund III GP, L.P.
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

CUSIP No. 22662K 20 7

OCM PRINCIPAL OPPORTUNITIES FUND III GP, L.P.

By: Oaktree Fund GP I, L.P.
Its: General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE FUND GP I, L.P.

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Authorized Signatory

OAKTREE CAPITAL I, L.P.

By: OCM Holdings I, LLC
Its: General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM HOLDINGS I, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

CUSIP No. 22662K 20 7

OAKTREE HOLDINGS, LLC

By: Oaktree Capital Group, LLC
Its: Managing Member

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS, L.P.

By: Oaktree Capital Group Holdings GP, LLC
Its: General Partner

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director, General Counsel and Secretary

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

CUSIP No. 22662K 20 7

OCM CRIMSON HOLDINGS, LLC

By: OCM Principal Opportunities Fund IV, L.P.
Its: Managing Member

By: OCM Principal Opportunities Fund IV GP, L.P.
Its: General Partner

By: OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By: OCM Principal Opportunities Fund IV GP, L.P.
Its: General Partner

By: OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

CUSIP No. 22662K 20 7

OCM PRINCIPAL OPPORTUNITIES FUND IV GP, L.P.

By: OCM Principal Opportunities Fund IV GP Ltd.
Its: General Partner

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President

OCM PRINCIPAL OPPORTUNITIES FUND IV GP LTD.

By: Oaktree Capital Management, L.P.
Its: Director

By:	/s/ Todd Molz
Name:	Todd Molz
Title:	Managing Director

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Title:	Senior Vice President